UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 31, 2012

Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Fifth Avenue, 50th Floor, New York, New York	10110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 644-3450

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01. OTHER EVENTS.

On October 31, 2012, Rand Logistics, Inc. issued a press release announcing the commencement of service of its articulated tug barge vessel acquired in December, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1 Press release, dated October 31, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND LOGISTICS, INC.

Date: October 31, 2012	By:	/s/ Joseph W. McHugh, Jr.
	Name:	Joseph W. McHugh, Jr.
	Title:	Chief Financial Officer